Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(10,753,250)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(1)
Unrealized Gain (Loss) on Market Value of Futures	(1,983,204)
Interest Income	29,927
ETF Transaction Fees	1,400
Total Income (Loss)	$(12,705,128)

Expenses
Management Fees	$564,601
Brokerage Commissions	75,853
Professional Fees	31,029
Non-interested Directors' Fees and Expenses	9,479
Prepaid Insurance Expense	4,143
Total Expenses	$685,105
Net Income (Loss)	$(13,390,233)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/14	$834,988,640
Additions (250,000 Shares)	13,691,865
Withdrawals (50,000 Shares)	(2,729,796)
Net Income (Loss)	(13,390,233)

Net Asset Value End of Month	$832,560,476
Net Asset Value Per Share (15,350,000 Shares)	$54.24

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2014

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$39,500
Interest Income	111
Total Income (Loss)	$39,611

Expenses
Professional Fees	$9,300
Management Fees	1,695
Non-interested Directors' Fees and Expenses	35
Prepaid Insurance Expense	19
Total Expenses	11,049
Expense Waiver	(8,963)
Net Expenses	$2,086
Net Income (Loss)	$37,525

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/14	$3,048,992
Net Income (Loss)	37,525

Net Asset Value End of Month	$3,086,517
Net Asset Value Per Share (150,000 Shares)	$20.58

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended October 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$14,691
Realized Trading Gain (Loss) on Foreign Currency Transactions	4
Unrealized Gain (Loss) on Market Value of Futures	84,587
Unrealized Gain (Loss) on Foreign Currency Translations	8
Interest Income	81
Total Income (Loss)	$99,371

Expenses
Professional Fees	$12,710
Management Fees	1,294
Brokerage Commissions	350
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	20
Total Expenses	14,400
Expense Waiver	(12,648)
Net Expenses	$1,752
Net Income (Loss)	$97,619

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/14	$2,277,618
Net Income (Loss)	97,619

Net Asset Value End of Month	$2,375,237
Net Asset Value Per Share (100,000 Shares)	$23.75

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended October 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(60,336)
Unrealized Gain (Loss) on Market Value of Futures	27,326
Interest Income	65
Total Income (Loss)	$(32,945)

Expenses
Professional Fees	$12,710
Management Fees	1,175
Brokerage Commissions	106
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	20
Total Expenses	14,035
Expense Waiver	(12,610)
Net Expenses	$1,425
Net Income (Loss)	$(34,370)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/14	$2,140,342
Net Income (Loss)	(34,370)

Net Asset Value End of Month	$2,105,972
Net Asset Value Per Share (100,000 Shares)	$21.06

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(10,798,895)
Realized Trading Gain (Loss) on Foreign Currency Transactions	3
Unrealized Gain (Loss) on Market Value of Futures	(1,831,791)
Unrealized Gain (Loss) on Foreign Currency Translations	8
Interest Income	30,184
ETF Transaction Fees	1,400
Total Income (Loss)	$(12,599,091)

Expenses
Management Fees	$568,765
Brokerage Commissions	76,309
Professional Fees	65,749
Non-interested Directors' Fees and Expenses	9,564
Prepaid Insurance Expense	4,202
Total Expenses	724,589
Expense Waiver	(34,221)
Net Expenses	$690,368
Net Income (Loss)	$(13,289,459)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/14	$842,455,592
Additions (250,000 Shares)	13,691,865
Withdrawals (50,000 Shares)	(2,729,796)
Net Income (Loss)	(13,289,459)

Net Asset Value End of Month	$840,128,202

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612